Exhibit 99.6

Exhibit B-2

CHAPARRAL ENERGY, INC.

RESTRICTED STOCK AWARD NOTICE

3-YEAR PERFORMANCE AND TIME-BASED VESTING

You, the grantee named below (“Grantee”), have been granted a restricted stock award (this “Award”) for the number of shares of Common Stock (the “Shares”), of Chaparral Energy, Inc., a Delaware corporation (“Chaparral”), set forth below and on the terms and conditions set forth below and in accordance with the Restricted Stock Award Agreement to which this Restricted Stock Award Notice is attached (the “Agreement”). This Award is being granted to you as an “employment inducement award” under NYSE Rule 303A.08, outside of the Chaparral Energy, Inc. 2019 Long-Term Incentive Plan (the “Plan”). Notwithstanding that this Award is being granted outside of the Plan, except as expressly provided otherwise, this Award will be governed in a manner consistent with the terms and conditions of the Plan.

Grantee Name:	Charles Duginski

Number of Target Shares Awarded:	688,073. The number of “Earned Shares” that determines the number of Shares that will be deliverable will range from 0% to 150% of the number of Target Shares.

Award Date:	December [__], 2019

Annual Performance Periods:

Twelve month period ending December 20, 2020 (the “First Annual Performance Period”)

Twelve month period ending December 20, 2021 (the “Second Annual Performance Period”)

Twelve month period ending December 20, 2022 (the “Third Annual Performance Period”)

Vesting Schedule:

This Award will be subject to a restricted period (the “Restricted Period”) that will commence on the Award Date and end on the last day of the Third Annual Performance Period. During the Restricted Period, this Award will be subject to the restrictions described in the Agreement; provided, however, that the restrictions will be removed (and such portion of this Award will “vest”) as to:

(i) a percentage, determined by the Committee for the First Annual Performance Period, of one third (1/3) of the Target Shares (or if such fraction results in a number of Shares that includes a fraction, then the next lower whole number of Shares) on the last day of the First Annual Performance Period, but only if Grantee is in the continuous employ or service of Chaparral or an Affiliate (as defined in the Agreement) until such date;

(ii)  a percentage, determined by the Committee for the Second Annual Performance Period, of an additional one third (1/3) of the Target Shares (or if such fraction results in a number of Shares that includes a fraction, then the next lower whole number of Shares) on the last day of the Second Annual Performance Period, but only if Grantee is in the continuous employ or service of Chaparral or an Affiliate until such date; and

(iii)  a percentage, determined by the Committee for the Third Annual Performance Period, of the remaining Target Shares on the last day of the Third Annual Performance Period, but only if Grantee is in the continuous employ or service of Chaparral or an Affiliate until such date.

Please note that this Restricted Stock Award Notice serves as your notice of this Award and is for your personal files. You are not required to sign and return any documents. You will be deemed to accept this Award unless you promptly notify the human resources department of Chaparral in writing that you reject this Award. By accepting this Award, you are agreeing to be bound by the terms of this Restricted Stock Award Notice, the Agreement and the administrative provisions of the Plan.

CHAPARRAL ENERGY, INC.

[ELECTRONIC SIGNATURE]

[NAME]
[TITLE]

CHAPARRAL ENERGY, INC.

RESTRICTED STOCK AWARD AGREEMENT

This Restricted Stock Award Agreement (“Agreement”), made and entered into as of the Award Date (as set forth on the Restricted Stock Award Notice), is by and between Chaparral Energy, Inc., a Delaware corporation (“Chaparral”), and the Grantee named in the Restricted Stock Award Notice (“Grantee”) pursuant to the Employment Agreement, by and between Grantee, Chaparral and Chaparral Energy, L.L.C., dated as of December 20, 2019 (the “Employment Agreement”). The Award is being granted to Grantee as an “employment inducement award” under NYSE Rule 303A.08, outside of the Chaparral Energy, Inc. 2019 Long-Term Incentive Plan (the “Plan”). Notwithstanding that the Award is being granted outside of the Plan, except as expressly provided otherwise herein, the Award will be governed in a manner consistent with the terms and conditions of the Plan.

1. Definitions. For purposes of this Agreement:

(a) “Earned Shares” means the Shares that have been earned by Grantee for an Annual Performance Period as a percentage of the Target Shares, as determined in accordance with Section 4 below.

(b) “Peer Group” means the group of companies consisting of each of the companies selected by the Committee in its sole and absolute discretion prior to the beginning of the applicable Annual Performance Period; provided, however, that in the event any such company ceases to exist, ceases to file public reports timely with the U.S. Securities and Exchange Commission with respect to the applicable Annual Performance Period or merges or combines with any other entity that, in the determination of the Committee makes such combined company not comparable for use as part of the Peer Group, the Committee in its sole discretion may continue to include or exclude such company in the Peer Group, but in no event may substitute any other company in its place as part of the Peer Group. For this purpose, a company will not be considered to cease to be in existence merely on account of a name change, internal restructuring or reorganization, or similar event, if the company (or its successor) continues as substantially the same business following the change or event.

(c) “Total Stockholder Return” for Chaparral and for the other Peer Group companies will be determined on the basis of the total investment performance that would have resulted at the end of the applicable Annual Performance Period from investing $100 in the common stock of Chaparral and each of the other companies in the Peer Group, using a beginning stock price and an ending stock price equal to the average of the high price and the low price for the first trading day and the last trading day of such period, respectively, and with all dividends reinvested.

(d) “Vesting Date” means the date the restrictions applicable hereunder to a portion of the Award are removed in accordance with the Vesting Schedule set forth in the Restricted Stock Award Notice.

2. Award of Restricted Stock. Effective as of the Award Date, Chaparral hereby awards to Grantee, and Grantee hereby accepts, a restricted stock award (“Award”) for shares of Common Stock (the “Shares”) of Chaparral on the terms and conditions and subject to the restrictions, including forfeiture, set forth in this Agreement, the Restricted Stock Award Notice and the Plan. The actual number of Shares, if any, that vest shall be determined in accordance with Section 4 below. The Award shall be null and void unless Grantee shall, if requested by Chaparral, execute and return one or more irrevocable stock powers to facilitate the transfer to Chaparral (or its assignee or nominee) of the Shares subject to the Award if such Shares are forfeited pursuant to Section 4 hereof or if required under applicable laws or regulations. As soon as practicable after Grantee has accepted this Agreement in accordance with the procedures prescribed by Chaparral and, if requested by Chaparral, such stock power or powers, and returned the same to Chaparral, Chaparral shall cause to be issued in Grantee’s name the total number of Shares subject to the Award.

3. Custody and Delivery of Shares. The Shares subject to the Award shall be registered in the name of Grantee with notations regarding the applicable restrictions on transfer imposed under this Agreement until the Shares subject to the Award have become vested. As soon as practicable after the date any Shares become vested, in whole or in part, pursuant to Section 4 hereof, Chaparral shall remove the applicable notations regarding restrictions imposed by this Agreement on the transfer of such vested Shares. Alternatively, in the sole discretion of Chaparral, Chaparral shall hold a certificate or certificates representing the Shares subject to the Award until such Award shall have vested, in whole or in part, pursuant to Section 4 hereof, and Chaparral shall as soon thereafter as practicable, subject to Section 6 hereof, deliver the certificate or certificates for the vested Shares to Grantee and destroy the stock power or powers relating to the vested Shares delivered by Grantee pursuant to Section 2 hereof. If such stock power or powers also relate to unvested Shares, Chaparral may require, as a condition precedent to delivery of any certificate pursuant to this Section 3, the execution and delivery to Chaparral of one or more stock powers relating to such unvested Shares.

4. Vesting and Forfeiture.

(a) The Award will be subject to restrictions during the Restricted Period in accordance with the Vesting Schedule set forth in the Restricted Stock Award Notice. Until the Vesting Date, the Award is subject to being forfeited by Grantee.

(b) As soon as practicable (but in no event later than 15 days) following the applicable Vesting Date, the Committee must determine a payout percentage in accordance with the schedule below. The payout percentage determined in accordance with the schedule below will be based on Chaparral’s Total Stockholder Return relative to the Total Stockholder Return of the companies in the Peer Group, all determined as of the end of the applicable Annual Performance Period.

Chaparral’s Total Stockholder Return Relative to Peer Group Companies	Payout Percentage
75th percentile or above	150%
50th percentile	100%
25th percentile	50%
Below 25th percentile	None

If the percentile level of Chaparral’s Total Stockholder Return is between two levels indicated on the foregoing schedule, the payout percentage under such schedule will be determined on the basis of a straight-line interpolation between such levels. Such payout percentage will be multiplied by the number of Target Shares vesting on the applicable Vesting Date to determine the number of Earned Shares; provided, however, that if the product is a fraction, then the number of Earned Shares will equal the next lower whole number of Shares. The actual number of Shares, if any, that vest shall equal the amount of Earned Shares.

(c) Except as otherwise provided in Section 4(e), immediately after termination of Grantee’s employment or service with Chaparral and its Affiliates (i) by Chaparral or its Affiliates without Cause, (ii) by Grantee for Good Reason or (iii) due to Grantee’s death or Disability, the portion of the Award that was scheduled to vest on the regularly scheduled Vesting Date (as provided in the Vesting Schedule) that immediately follows the Date of Termination shall vest upon such Date of Termination with a payout percentage equal to 100%. Any portion of the Award that has not by that time become vested and does not become vested as of such date pursuant to the Restricted Stock Award Notice and this Section 4(c) or the applicable provisions of the Plan will be forfeited by Grantee, without payment of any consideration to Grantee, and neither Grantee nor any of his or her heirs, beneficiaries, executors, administrators or other personal representatives will have any rights whatsoever in and to any portion of the forfeited Award.

(d) Immediately after termination of Grantee’s employment or service with Chaparral and its Affiliates for any reason other than as specified in Section 4(c) or Section 4(e), any portion of the Award that has not by that time become vested and does not become vested as of such date pursuant to the Restricted Stock Award Notice and this Agreement or the applicable provisions of the Plan will be forfeited by Grantee, without payment of any consideration to Grantee, and neither Grantee nor any of his or her heirs, beneficiaries, executors, administrators or other personal representatives will have any rights whatsoever in and to any portion of the forfeited Award.

(e) Notwithstanding the foregoing, in the event of a Change in Control, the unvested portion of the Award, with a payout percentage equal to 100%, shall vest upon (i) a Change in Control if the Award is not effectively assumed by the acquirer, with appropriate adjustments as determined by the Board, in connection with such Change in Control or (ii) the termination of Grantee’s employment by Chaparral or its Affiliates without Cause or by Grantee for Good Reason, in each case, within eighteen (18) months after such Change in Control.

(f) For purposes of this Agreement, “Cause,” “Change in Control,” “Date of Termination,” “Disability” and “Good Reason” shall have the respective meanings specified in the Employment Agreement.

(g) For purposes of this Agreement, “Affiliate” means (i) any “parent corporation” within the meaning of Section 424 of the Code (provided, however, that “100%” shall be substituted for “50%” in such definition for purposes of this clause (i)) or (ii) any “subsidiary corporation” within the meaning of Section 424 of the Code.

(h) Subject to Section 6, upon the vesting of the Award, in whole or in part, Chaparral shall remove the applicable notations regarding restrictions imposed by this Agreement on the transfer of such vested Shares or, alternatively, deliver the certificate or certificates for the vested Shares to Grantee and destroy the stock power or powers relating to the vested Shares delivered by Grantee pursuant to Section 2 hereof. Chaparral shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 6.

5. Rights As a Stockholder. Grantee shall have the right to vote the Shares subject to the Award and to receive dividends and other distributions thereon unless and until such Shares are forfeited pursuant to Section 4 hereof; provided, however, that a dividend or other distribution with respect to such Shares (including, without limitation, a stock dividend, stock split or a regular cash dividend), shall be subject to the same restrictions as the Shares with respect to which such dividend or other distribution was made (and if Grantee shall have received such dividend or other distribution, Grantee shall deliver the same to Chaparral and shall, if requested by Chaparral, execute and return one or more irrevocable stock powers related thereto).

6. Withholding Taxes. Chaparral and its Affiliates shall, to the extent permitted by law, deduct from any payments made hereunder any federal, state or local taxes required to be withheld on account of amounts payable hereunder (the “Required Tax Payments”). Chaparral or an Affiliate shall satisfy any Required Tax Payments by withholding whole Shares which would otherwise be delivered to Grantee having an aggregate fair market value, determined as of the date on which such withholding obligation arises, equal to the Required Tax Payments. Shares withheld may not have a fair market value in excess of the amount determined by applying the minimum statutory withholding rate; provided, however, that if a fraction of a Share would be required to satisfy the minimum individual statutory rate in Grantee’s jurisdiction, then the number of Shares to be withheld shall be rounded up to the next nearest whole Share. Notwithstanding the foregoing, if the Required Tax Payments are due prior to the date Chaparral determines the number of Shares that have become vested, the amount of the Required Tax Payments, including the number of Shares withheld to pay such Required Tax Payments, shall be based on a reasonable estimate of the number of Shares that are expected to become vested. No certificate representing a Share shall be delivered until the Required Tax Payments have been satisfied in full.

7. Taxation; Section 83(b) Election. Grantee understands that Grantee is solely responsible for all tax consequences to Grantee in connection with this Award. Grantee represents that Grantee has consulted with any tax consultants Grantee deems advisable in connection with the Award and that Grantee is not relying on Chaparral for any tax advice. By accepting this Agreement, Grantee agrees that Grantee may make an election with the Internal Revenue Service under Section 83(b) of the Code, as amended, and the regulations promulgated thereunder, in the form of Exhibit A attached hereto, to include in Grantee’s gross income the Fair Market Value of the unvested Shares subject to the Award as of such date. Grantee further agrees to deliver the executed Section 83(b) election to Chaparral for filing with the Internal Revenue Service within five days following the filing thereof.

8. Effect on Employment or Services. Nothing contained in the Plan or in this Agreement will confer upon Grantee any right with respect to the continuation of his or her employment by or service with Chaparral or an Affiliate, or interfere in any way with the right of Chaparral or an Affiliate, (subject to the terms of any separate agreement to the contrary) at any time to terminate such employment or service or to increase or decrease the compensation of Grantee from the rate in existence at the date of this Agreement.

9. The Plan and Restricted Stock Award Notice. Except as otherwise provided in this Agreement or in the Employment Agreement, the terms and provisions of the Plan and the attached Restricted Stock Award Notice are hereby incorporated into this Agreement as if set forth herein in their entirety. Capitalized terms used in this Agreement and not otherwise defined in this Agreement or the Restricted Stock Award Notice will have the respective meanings assigned to such terms in the Plan.

10. Assignment/Transferability. Chaparral may assign all or any portion of its rights and obligations under this Agreement. Prior to the vesting of the Shares subject to the Award, such Shares may not be transferred by Grantee other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by Chaparral. Except to the extent permitted by the foregoing, such unvested Shares may not be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.

11. Binding Effect/Governing Law. This Agreement will be binding upon and inure to the benefit of (i) Chaparral and its successors and assigns, and (ii) Grantee and his or her heirs, devisees, executors, administrators and personal representatives. This Agreement will be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Delaware, except as superseded by federal law.